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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 8, 2000


                              PremierWest Bancorp *
             (Exact Name of Registrant as specified in its charter)

   Oregon                                                       93-1282171
---------------             ------------------------         -------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation

                1455 East McAndrews Road, Medford, Oregon 97504

                           --------------------------

                 Address of Principal Executive Office Zip Code

       Registrant's telephone number including area code: (541) 776-7480



(Former name or former address, if changed since last report): Bank of Southern Oregon (see Item 5)

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* PremierWest Bancorp is the successor registrant to Bank of Southern Oregon under Rule 12g-3(a).



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Item 5.  OTHER EVENTS

         As of the close of business on May 8, 2000, Bank of Southern Oregon completed its holding company reorganization under an Agreement and Plan of Merger and Share Exchange dated October 7, 1999, amended as of December 14, 1999. As a result, Bank of Southern Oregon has become a wholly owned subsidiary of PremierWest Bancorp (the registrant).

         Before the reorganization was completed, Bank of Southern Oregon's common stock was registered under Section 12(g) of the Securities Exchange Act of 1934. Bank of Southern Oregon filed reports under Section 13 of the Securities Exchange Act of 1934 with the Federal Deposit Insurance Corporation. All information filed by Bank of Southern Oregon with the FDIC under the Securities Exchange Act of 1934 is available for inspection at:

                        Registration, Disclosure, and Securities Operations Unit Division of Supervision
                        Federal Deposit Insurance Corporation
                        550 17th Street, N.W.
                        Washington, D.C.  20429

Statements of beneficial ownership filed with the FDIC by directors and executive officers of Bank of Southern Oregon under Section 16(a) of the Securities Exchange Act of 1934 (FDIC Forms F-7, F-8 and F-8A), and beneficial ownership reports filed under Section 13(d) of the Securities Exchange Act of 1934 by owners of more than 5% of Bank of Southern Oregon's shares, are also available for inspection at that FDIC address in Washington.

         Under the terms of the Agreement and Plan of Merger and Share Exchange, each outstanding share of Bank of Southern Oregon common stock was acquired by PremierWest Bancorp in exchange for one newly issued share of PremierWest Bancorp's common stock. The shares of PremierWest Bancorp common stock held by Bank of Southern Oregon were cancelled as part of the reorganization. Accordingly, PremierWest Bancorp has become the sole shareholder of Bank of Southern Oregon, and shareholders of Bank of Southern Oregon have become shareholders of PremierWest Bancorp. PremierWest Bancorp is the successor issuer under Rule 12g-3(a). The common stock of PremierWest Bancorp is deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934. PremierWest Bancorp has assumed Bank of Southern Oregon's reporting obligations under the Securities Exchange Act of 1934. PremierWest Bancorp will henceforth file reports and proxy information with the Securities and Exchange Commission.

         At the same time the holding company reorganization of Bank of Southern Oregon was completed, United Bancorp merged into PremierWest Bancorp. PremierWest Bancorp was the surviving corporation in that merger. Nondissenting shareholders of United Bancorp have also become shareholders of PremierWest Bancorp. That merger was also accomplished under the Agreement and Plan of Merger and Share Exchange.

         The holding company reorganization of Bank of Southern Oregon, the merger of United Bancorp into PremierWest Bancorp and the issuance of PremierWest Bancorp common stock to shareholders of Bank of Southern Oregon and shareholders of United Bancorp are described in detail in PremierWest Bancorp's Form S-4 Registration Statement filed with the Securities and Exchange Commission (SEC File No. 333-96209).

Item 7.  Financial Statements and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      EXHIBITS
                  The following exhibits are filed herewith or incorporated by reference herein:

                  NUMBER DESCRIPTION
                  2. Agreement and Plan of Merger and Share Exchange dated as of October 7, 1999, amended as of December 14, 1999, by and among Bank of Southern Oregon, PremierWest Bancorp, United Bancorp and Douglas National Bank (included as Appendix A of the prospectus/joint proxy statement contained in PremierWest Bancorp's Form S-4 Registration Statement, SEC File No. 333-96209, and incorporated herein by this reference)


                  3.1 Articles of Incorporation of PremierWest Bancorp (included as Appendix G of the prospectus/joint proxy statement contained in PremierWest Bancorp's Form S-4 Registration Statement, SEC File No. 333-96209, and incorporated herein by this reference)

                  3.2 Bylaws of PremierWest Bancorp (included as Appendix H of the prospectus/joint proxy statement contained in PremierWest Bancorp's Form S-4 Registration Statement, SEC File No. 333-96209, and incorporated herein by this reference)

                  4 Specimen certificate for common stock of PremierWest Bancorp (included as Exhibit 4 in Amendment No. 1 of PremierWest Bancorp's Form S-4 Registration Statement, SEC File No. 333-96209, filed with the Securities and Exchange Commission on March 17,
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                           2000, and incorporated herein by this reference)

                  99.1 Form 15 deregistration filed by Bank of Southern Oregon on or about May 10, 2000 with the Federal Deposit Insurance Corporation

                  99.2 Form 10-KSB Annual Report of Bank of Southern Oregon for the year ended December 31, 1999, as filed on March 30, 2000 with the Federal Deposit Insurance Corporation


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREMIERWEST BANCORP
                                        (Registrant)


                                        By:      /s/ John L. Anhorn
                                                 ------------------
                           John L. Anhorn, President and Chief Executive Officer
Date: May 9, 2000